GoHealth Secures Amended Credit Agreement Highlighting Broad Based Support from Stakeholders GoHealth, Inc. (NASDAQ: GOCO), a leading health insurance marketplace, today announced it has entered into an amendment with its lenders under the Company’s existing credit agreement in order to, among other things, provide covenant adjustments as well as extend the maturity of the Company’s revolving credit facility through September 30, 2025. The amendment also provides consent for the Company to pursue a receivables financing (such consent also covering a securitization transaction) as the parties continue to work toward a comprehensive financing plan intended to alleviate the Company’s recent going concern position, strengthen the Company’s financial foundation, provide flexibility and position GoHealth for future sustainable and cash generating growth. “This amendment highlights broad-based support from stakeholders across the capital structure and allows the Company to focus on longer-term strategic priorities,” said Vijay Kotte, Chief Executive Officer of GoHealth. “For nearly a decade, GoHealth has been a leader in supporting Medicare consumers as they assess their benefit options and enroll in Medicare Advantage plans. These actions, announced today, and the expected subsequent transactions are intended to reinforce this leadership while positioning us well for the future.” Additional terms of the amendment are set forth in GoHealth’s Current Report on Form 8-K to be filed with the Securities and Exchange Commission on June 30, 2025. About GoHealth GoHealth is a leading health insurance marketplace and Medicare-focused digital health company whose purpose is to compassionately ensure consumers’ peace of mind when making healthcare decisions so they can focus on living life. For many of these consumers, enrolling in a health insurance plan is confusing and difficult, and seemingly small differences between health plans may lead to significant out-of-pocket costs or lack of access to critical providers and medicines. GoHealth’s proprietary technology platform leverages modern machine-learning algorithms, powered by over two decades of insurance purchasing behavior, to reimagine the process of matching a health plan to a consumer’s specific needs. Its unbiased, technology-driven marketplace coupled with highly skilled licensed agents has facilitated the enrollment of millions of consumers in Medicare plans since GoHealth’s inception. For more information, visit https://www.gohealth.com/. Investor Relations John Shave jshave@gohealth.com Media Relations Pressinquiries@gohealth.com Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are made in reliance upon the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding GoHealth’s future liquidity, going concern and related plans, the negotiation of a comprehensive financing plan, subsequent transactions and the pursuit of a receivables financing, results of operations and financial position, business strategy and plans and objectives of management for future operations are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “aims,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “likely,” “future” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions, projections and other statements about future events that are based on current expectations and assumptions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although GoHealth believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. These forward-looking statements speak only as of the date of this press release and are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements, including the Company’s inability to alleviate the going concern, failure to obtain the benefits from the announced amendment, failure to pursue and secure a comprehensive financing plan, subsequent transaction or a receivables facility, failure to improve operational performance, the factors described in the sections titled “Summary Risk Factors,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in GoHealth’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (“2024 Annual Report on Form 10-K”), Quarterly Report on Form 10-Q for the first quarter ended March 31, 2025 (“Q1 2025 Quarterly Report on Form 10-Q”) and in its other filings with the Securities and Exchange Commission. The factors described in GoHealth’s 2024 Annual Report on Form 10-K and the Q1 2025 Quarterly Report on Form 10-Q should not be construed as exhaustive and should be read together with the other cautionary statements included in this press release, as well as the cautionary statements and other risk factors set forth in our other filings with the Securities and Exchange Commission. You should read this press release and the documents that GoHealth references in this press release completely and with the understanding that its actual future results may be materially different from what it expects. GoHealth qualifies all of its forward-looking statements by these cautionary statements. Except as required by applicable law, GoHealth does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.